Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2010

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a	BBB+	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	A+	–	A+

Ratings are as of April 28, 2010, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
First Quarter 2010

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

2010 First-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - First Quarter 2010
(all data shown is for the three months ended or as of March 31, 2010)

	3/31/2010	Year over year change %
Revenues:

Commercial lines net written premiums	$588	(6)
Personal lines net written premiums	155	7
Surplus lines net written premiums	13	71
Property casualty net written premiums	756	(3)
Life and accident and health net written premiums	40	9
Annuity net written premiums	64	423
Life, annuity and accident and health net written premiums	106	111
Commercial lines net earned premiums	522	(6)
Personal lines net earned premiums	174	2
Surplus lines net earned premiums	11	175
Property casualty net earned premiums	707	(3)
Life and accident and health net earned premiums	39	18
Investment income	130	5
Realized gains on investments	8	nm
Other income	3	0
Total revenues	887	0

Income:

Operating income	$63	70
Net realized investment gains and losses	5	nm
Net income	68	94

Per share (diluted):

Operating income	$0.39	70
Net realized investment gains and losses	0.03	nm
Net income	0.42	91
Book value	29.86	25
Weighted average shares – diluted	163,310,451	0

	3/31/2010	Year over year change %
Benefits and expenses:

Commercial lines loss and loss expenses	$352	(9)
Personal lines loss and loss expenses	112	(26)
Surplus lines loss and loss expenses	10	233
Life and accident and health losses and policy benefits	42	8
Underwriting, acquisition and insurance expenses	268	5
Other operating expenses	4	(33)
Interest expenses	14	0
Total expenses	802	(6)
Net income before income taxes	85	150
Total income tax	17	nm

Balance Sheet:

Fixed maturity investments	$8,081
Equity securities	2,838
Short-term investments	—
Other invested assets	83
Total invested assets	$11,002

Loss and loss expense reserves	$4,119
Total debt	839
Shareholders' equity	4,865

Key ratios:

Commercial lines GAAP combined ratio	102.1%
Personal lines GAAP combined ratio	102.5
Property casualty GAAP combined ratio	102.6

Commercial lines STAT combined ratio	99.3%
Personal lines STAT combined ratio	106.6
Property casualty STAT combined ratio	101.1

Value creation ratio	3.4%

2010 First-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2010

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property casualty	$—	$748	$—	$—	$—	$—	$(1)	$747
Life	—	—	48	—	—	—	—	48
Accident health	—	—	2	—	—	—	—	2
Premiums ceded	—	(40)	(11)	—	—	—	—	(51)
Total earned premium	—	708	39	—	—	—	(1)	746
Investment income	10	87	33	—	—	—	—	130
Realized gain (loss) on investments	6	4	(2)	—	—	—	—	8
Other income	4	1	—	2	—	3	(7)	3
Total revenues	$20	$800	$70	$2	$—	$3	$(8)	$887

Benefits & expenses:
Losses & policy benefits	$—	$452	$58	$—	$—	$—	$(2)	$508
Reinsurance recoveries	—	23	(15)	—	—	—	—	8
Underwriting, acquisition and insurance expenses	—	252	16	—	—	—	—	268
Other operating expenses	6	—	—	1	—	3	(6)	4
Interest expense	13	—	—	1	—	—	—	14
Total expenses	$19	$727	$59	$2	$—	$3	$(8)	$802

Income before income taxes	$1	$73	$11	$—	$—	$—	$—	$85

Provision (benefit) for income taxes:
Current operating income	$(2)	$17	$(3)	$—	$—	$—	$—	$12
Capital gains/losses	2	2	(1)	—	—	—	—	3
Deferred	(1)	(5)	8	—	—	—	—	2
Total provision (benefit) for income taxes	$(1)	$14	$4	$—	$—	$—	$—	$17

Operating income (loss)	$(2)	$57	$8	$—	$—	$—	$—	$63

Net income - current year	$2	$59	$7	$—	$—	$—	$—	$68

Net income (loss) - prior year	$49	$(4)	$(9)	$—	$(1)	$—	$—	$35

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2010 First-Quarter Supplement

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(In millions)	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)				$5,759	$5,663	$5,521	$5,169	$4,804
Equities (fair value)				2,013	1,910	2,477	2,247	1,986
Short-term investments (fair value)				—	5	10	11	13
Fixed maturities - pretax net unrealized gain (loss)				287	242	301	25	(36)
Equities - pretax net unrealized gain				635	592	594	487	347
Loss and loss expense reserves - STAT				3,689	3,639	3,656	3,674	3,555
Equity GAAP				4,506	4,405	4,283	3,795	3,512
Surplus - STAT				3,692	3,648	3,472	3,241	3,105

The Cincinnati Life Insurance Company
Fixed maturities (fair value)				$2,055	$1,927	$1,868	$1,694	$1,534
Equities (fair value)				114	108	123	103	89
Short-term investments (fair value)				—	—	1	1	—
Fixed maturities - pretax net unrealized gain (loss)				110	72	67	(43)	(94)
Equities - pretax net unrealized gain (loss)				7	1	11	(8)	(27)
Equity - GAAP				700	666	653	563	454
Surplus - STAT				310	300	283	270	254

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$4,309	$4,183	$4,304	$4,351	$4,295	$4,366	$4,367	$4,362
Equities (fair value)	2,432	3,210	3,537	4,226	4,595	5,201	5,411	5,472
Short-term investments (fair value)	19	162	—	51	50	19	72	3
Fixed maturities - pretax net unrealized gain (loss)	(108)	(132)	(33)	39	58	23	(30)	44
Equities - pretax net unrealized gain	627	1,012	1,227	1,831	2,077	2,657	2,917	3,017
Loss and loss expense reserves - STAT	3,494	3,507	3,534	3,448	3,398	3,461	3,374	3,373
Equity GAAP	3,667	3,947	4,011	4,498	4,784	5,282	5,404	5,272
Surplus - STAT	3,360	3,687	3,650	4,027	4,307	4,782	4,937	4,741

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,467	$1,483	$1,551	$1,534	$1,465	$1,475	$1,415	$1,384
Equities (fair value)	122	200	265	307	371	459	478	539
Short-term investments (fair value)	—	—	—	—	51	18	29	16
Fixed maturities - pretax net unrealized gain (loss)	(115)	(79)	(35)	0	6	4	(4)	20
Equities - pretax net unrealized gain	(7)	61	92	127	162	225	254	305
Equity - GAAP	471	530	617	661	685	724	730	739
Surplus - STAT	290	371	420	453	477	485	491	483

2010 First-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(In millions)	2010	2009	Change	% Change
Underwriting income
Net premiums written	$756	$778	$(22)	(3)
Unearned premiums increase	48	46	2	4
Earned premiums	$708	$732	$(24)	(3)

Losses incurred	$385	$457	$(72)	(16)
Allocated loss expenses incurred	43	36	7	18
Unallocated loss expenses incurred	47	50	(3)	(5)
Other underwriting expenses incurred	254	236	18	8
Workers compensation dividend incurred	3	4	(1)	(15)

Total underwriting deductions	$732	$783	$(51)	(6)
Net underwriting losses	$(24)	$(51)	$27	(53)

Investment income
Gross investment income earned	$90	$86	$4	5
Net investment income earned	89	85	4	5
Net realized capital gains (losses)	2	(34)	36	nm
Net investment gains (excl. subs)	$91	$51	$40	78
Dividend from subsidiary	—	20	(20)	nm
Net investment gains (net of tax)	$91	$71	$20	28

Other income	$—	$1	$(1)	nm

Net income before federal income taxes	$67	$21	$46	222
Federal and foreign income taxes incurred	$17	$(1)	$18	nm
Net income (statutory)	$50	$22	$28	127

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 First-Quarter Supplement

Cincinnati Insurance Companies
Loss Detail

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Detail
New losses greater than $4,000,000				$6	$9	$18	$21	$9		$30		$48		$57
New losses $1,000,000-$4,000,000				35	37	43	39	28		67		110		147
New losses $250,000-$1,000,000				52	48	55	47	62		109		164		212
Case reserve development above $250,000				37	89	51	70	56		125		177		265
Large losses subtotal				$130	$183	$167	$177	$155		$331		$499		$681
IBNR incurred				12	19	12	39	18		58		69		89
Catastrophe losses incurred				15	(12)	7	118	53		171		177		165
Remaining incurred				228	166	182	191	232		423		605		771
Total losses incurred				$385	$356	$368	$525	$458		$983		$1,350		$1,706
Commercial Loss Detail
New losses greater than $4,000,000				$6	$9	$13	$21	$9		$30		$43		$52
New losses $1,000,000-$4,000,000				32	34	33	36	26		62		96		130
New losses $250,000-$1,000,000				40	35	43	39	47		86		129		164
Case reserve development above $250,000				32	83	49	63	51		114		163		245
Large losses subtotal				$110	$161	$138	$159	$133		$292		$431		$591
IBNR incurred				9	28	11	37	18		56		67		95
Catastrophe losses incurred				10	(10)	(7)	57	14		71		64		54
Remaining incurred				152	88	113	113	156		269		382		470
Total losses incurred				$281	$267	$255	$366	$321		$688		$944		$1,210
Personal Loss Detail
New losses greater than $4,000,000				$—	$—	$5	$—	$—		$—		$5		$5
New losses $1,000,000-$4,000,000				3	3	10	3	2		5		14		17
New losses $250,000-$1,000,000				10	13	12	8	15		23		35		48
Case reserve development above $250,000				3	5	2	7	5		11		14		19
Large losses subtotal				$16	$21	$29	$18	$22		$39		$68		$89
IBNR incurred				1	(10)	—	—	(1)		(1)		(1)		(11)
Catastrophe losses incurred				5	(2)	14	61	39		100		113		111
Remaining incurred				75	76	65	76	75		151		216		292
Total losses incurred				$97	$85	$108	$155	$135		$289		$396		$481
Excess & Surplus Loss Detail
New losses greater than $4,000,000				—	—	—	—	—		—		—		—
New losses $1,000,000-$4,000,000				—	—	—	—	—		—		—		—
New losses $250,000-$1,000,000				2	—	—	—	—		—		—		—
Case reserve development above $250,000				2	1	—	—	—		—		—		1
Large losses subtotal				$4	$1	$—	$—	$—		$—		$—		$1
IBNR incurred				2	1	1	2	1		3		3		5
Catastrophe losses incurred				—	—	—	—	—		—		—		—
Remaining incurred				1	2	4	2	1		3		7		9
Total losses incurred				$7	$4	$5	$4	$2		$6		$10		$15

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  The sum of quarterly amounts may not equal the full year as each is computed independently.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 First-Quarter Supplement

Cincinnati Insurance Companies
Loss Ratio

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Ratio
New losses greater than $4,000,000				0.8%	1.3%	2.5%	2.8%	1.3%		2.0%		2.2%		2.0%
New losses $1,000,000-$4,000,000				4.9	5.2	5.9	5.3	3.8		4.5		5.0		5.1
New losses $250,000-$1,000,000				7.4	6.7	7.5	6.4	8.4		7.5		7.4		7.3
Case reserve development above $250,000				5.3	12.4	7.0	9.6	7.6		8.5		8.0		9.0
Large losses subtotal				18.4%	25.6%	22.9%	24.1%	21.1%		22.5%		22.6%		23.4%
IBNR incurred				1.7	2.7	1.7	5.3	2.5		3.9		3.2		3.0
Total catastrophe losses incurred				2.1	(1.7)	0.9	16.1	7.2		11.6		8.1		5.7
Remaining incurred				32.1	23.3	24.7	26.1	31.7		29.0		27.5		26.5
Total loss ratio				54.3%	49.9%	50.2%	71.6%	62.5%		67.0%		61.4%		58.6%
Commercial Loss Ratio
New losses greater than $4,000,000				1.1%	1.7%	2.4%	3.7%	1.7%		2.7%		2.6%		2.4%
New losses $1,000,000-$4,000,000				6.1	6.4	6.1	6.5	4.7		5.6		5.8		5.9
New losses $250,000-$1,000,000				7.7	6.5	7.8	7.0	8.4		7.7		7.8		7.5
Case reserve development above $250,000				6.2	15.5	8.8	11.4	9.1		10.3		9.8		11.1
Large losses subtotal				21.1%	30.1%	25.1%	28.6%	23.9%		26.3%		26.0%		26.9%
IBNR incurred				1.8	5.3	2.0	6.7	3.3		5.0		4.0		4.3
Total catastrophe losses incurred				1.8	(1.8)	(1.2)	10.3	2.5		6.4		3.8		2.5
Remaining incurred				29.0	16.6	20.3	20.4	27.9		24.1		22.9		21.4
Total loss ratio				53.7%	50.2%	46.2%	66.0%	57.6%		61.8%		56.7%		55.1%
Personal Loss Ratio
New losses greater than $4,000,000				0.0%	0.0%	2.9%	0.0%	0.0%		0.0%		1.0%		0.7%
New losses $1,000,000-$4,000,000				1.5	1.6	5.7	1.9	0.8		1.4		2.8		2.5
New losses $250,000-$1,000,000				5.5	7.5	7.0	4.8	8.6		6.7		6.7		6.9
Case reserve development above $250,000				1.9	3.2	1.3	3.7	3.0		3.3		2.7		2.9
Large losses subtotal				8.9%	12.3%	16.9%	10.4%	12.4%		11.4%		13.2%		13.0%
IBNR incurred				0.3	(5.7)	(0.2)	0.1	(0.6)		(0.3)		(0.3)		(1.6)
Total catastrophe losses incurred				3.0	(1.4)	7.9	35.4	22.6		29.0		22.0		16.1
Remaining incurred				43.1	44.2	38.5	44.2	43.9		44.1		42.2		42.7
Total loss ratio				55.3%	49.4%	63.1%	90.1%	78.3%		84.2%		77.1%		70.2%
Excess & Surplus Loss Ratio
New losses greater than $4,000,000				0.0%	0.0%	0.0%	0.0%	0.0%		0.0%		0.0%		0.0%
New losses $1,000,000-$4,000,000				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
New losses $250,000-$1,000,000				16.9	4.4	0.0	0.0	0.0		0.0		0.0		1.5
Case reserve development above $250,000				20.7	5.5	0.0	0.0	0.0		0.0		0.0		1.9
Large losses subtotal				37.6%	9.9%	0.0%	0.0%	0.0%		0.0%		0.0%		3.4%
IBNR incurred				18.4	11.4	5.6	26.7	22.4		24.9		16.5		14.8
Total catastrophe losses incurred				0.0	0.0	0.0	0.0	0.0		0.0		0.0		0.0
Remaining incurred				9.4	21.1	46.7	32.8	29.1		31.3		38.0		32.3
Total loss ratio				65.4%	42.4%	52.3%	59.5%	51.5%		56.2%		54.5%		50.5%

*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 First-Quarter Supplement

Cincinnati Insurance Companies
Loss Claim Count

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Consolidated Loss Claim Count
New losses greater than $4,000,000				1	2	4	4	2		6		10		12
New losses $1,000,000-$4,000,000				19	19	26	22	16		38		64		83
New losses $250,000-$1,000,000				123	107	130	114	149		263		393		500
Case reserve development above $250,000				77	122	81	108	89		197		278		400
Large losses total				220	250	241	248	256		504		745		995

Commercial Loss Claim Count
New losses greater than $4,000,000				1	2	3	4	2		6		9		11
New losses $1,000,000-$4,000,000				17	17	20	19	15		34		54		71
New losses $250,000-$1,000,000				95	77	101	92	112		204		305		382
Case reserve development above $250,000				67	108	74	93	77		170		244		352
Large losses total				180	204	198	208	206		414		612		816

Personal Loss Claim Count
New losses greater than $4,000,000				—	—	1	—	—		—		1		1
New losses $1,000,000-$4,000,000				2	2	6	3	1		4		10		12
New losses $250,000-$1,000,000				24	29	29	22	37		59		88		117
Case reserve development above $250,000				5	13	7	15	12		27		34		47
Large losses total				31	44	43	40	50		90		133		177
Excess & Surplus Loss Claim Count
New losses greater than $4,000,000				—	—	—	—	—		—		—		—
New losses $1,000,000-$4,000,000				—	—	—	—	—		—		—		—
New losses $250,000-$1,000,000				4	1	—	—	—		—		—		1
Case reserve development above $250,000				5	1	—	—	—		—		—		1
Large losses total				9	2	—	—	—		—		—		2
The sum of quarterly amounts may not equal the full year as each is computed independently.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 First-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Risk State by Line of Business for the Three Months Ended March 31, 2010

(Dollars in millions)	Standard Market										Surplus Lines			Standard Market		*Consolidated
	Commercial Lines							Personal Lines			Commercial	Consolidated		Commercial	Personal	Total
	Comm	Comm	Comm	Workers'	Specialty	Surety &	Mach. &	Pers	Home	Other	Casualty	2010	2009	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	& Prop	Total	Total	%	%	%

AL	$4.0	$4.8	$1.8	$0.2	$2.4	$0.5	$0.2	$3.5	$5.4	$1.2	$0.3	$24.2	$24.7	(4.3)	(1.4)	(2.0)
AZ	2.5	1.8	2.1	0.7	0.3	0.2	0.3	0.3	0.3	0.1	0.3	8.7	8.5	(2.2)	65.3	2.8
AR	2.0	2.8	1.7	1.1	1.2	0.4	0.1	0.7	0.7	0.2	0.2	11.2	11.3	(1.7)	0.0	(0.5)
CO	0.7	0.8	0.4	0.1	—	0.1	0.1	—	—	—	0.1	2.3	0.5	378.5	13.6	369.8
DE	0.5	0.4	0.4	0.7	0.1	—	—	—	—	—	—	2.3	1.5	51.5	nm	51.6
FL	5.5	5.9	2.7	0.4	0.5	0.7	0.2	2.4	3.3	0.7	0.3	22.8	26.1	(10.1)	(20.3)	(12.1)
GA	7.0	5.7	4.8	3.7	1.9	1.4	0.3	7.3	6.5	2.0	0.7	41.4	41.9	(5.5)	5.2	(1.4)
ID	1.9	1.2	1.3	—	0.3	0.3	0.1	0.2	0.1	—	0.1	5.5	5.9	(14.2)	nm	(7.7)
IL	16.3	11.6	8.4	14.7	3.0	1.5	0.7	5.7	4.2	1.6	1.2	68.9	71.7	(6.9)	10.1	(3.9)
IN	11.8	9.8	6.4	6.5	2.0	1.5	0.9	5.9	5.4	1.5	1.3	52.8	58.8	(15.2)	4.9	(10.1)
IA	5.3	3.6	2.5	6.6	1.1	0.8	0.2	0.7	0.8	0.4	0.4	22.3	24.4	(11.1)	5.8	(8.6)
KS	2.3	2.5	1.3	2.7	0.8	0.4	0.1	0.9	1.1	0.3	0.1	12.5	13.0	(6.5)	9.0	(3.6)
KY	5.6	5.3	3.8	1.0	1.5	0.7	0.3	5.0	3.6	1.1	0.6	28.5	27.8	(2.9)	11.8	2.7
MD	3.8	1.7	2.8	1.9	0.3	0.5	0.1	0.1	0.4	0.1	0.2	12.1	12.7	(6.4)	22.3	(4.6)
MI	7.6	5.5	3.5	4.5	2.8	1.4	0.5	2.7	2.8	0.7	0.4	32.4	33.7	(6.4)	7.1	(3.5)
MN	5.7	4.7	2.6	2.0	1.0	0.7	0.4	1.5	1.3	1.0	0.5	21.3	21.5	(3.2)	3.7	(0.7)
MO	4.9	5.2	3.1	2.7	1.5	0.6	0.3	0.8	1.1	0.3	0.5	21.1	22.1	(7.7)	21.6	(4.4)
MT	3.4	1.4	1.6	—	0.3	0.2	0.1	0.3	0.2	0.1	0.1	7.7	9.1	(17.7)	54.8	(14.7)
NE	1.9	1.9	0.9	1.8	0.5	0.3	0.1	0.2	0.2	0.1	0.2	7.9	8.0	(2.6)	(18.1)	(1.7)
NH	0.8	0.5	0.3	0.9	0.2	0.1	—	0.1	0.1	0.1	0.1	3.4	2.9	16.1	11.4	18.6
NM	0.6	0.3	0.5	0.2	—	0.1	—	—	—	—	0.1	1.9	1.4	38.6	nm	38.1
NY	7.2	2.4	2.8	0.8	0.4	0.6	0.2	—	—	—	0.1	14.6	13.8	5.0	25.2	5.6
NC	7.9	6.7	4.9	5.3	3.6	1.8	0.5	2.1	1.7	1.0	0.4	35.7	37.5	(12.4)	113.5	(4.7)
ND	1.7	0.9	0.7	—	0.2	0.2	0.1	0.1	0.1	—	—	4.0	4.0	0.1	19.0	1.2
OH	37.9	22.6	14.2	—	5.6	5.7	1.5	25.1	17.9	7.0	1.6	138.7	145.5	(9.1)	3.2	(4.4)
PA	12.7	8.1	8.1	14.4	2.4	1.6	0.5	1.6	1.2	0.8	0.6	52.2	52.0	(0.8)	3.8	0.2
SC	2.7	2.1	1.7	1.0	0.6	0.5	0.1	0.3	0.2	0.1	0.2	9.4	8.9	1.6	372.4	6.5
SD	0.5	0.5	0.4	0.9	0.1	0.1	—	—	—	—	—	2.6	4.2	(39.1)	(86.6)	(38.9)
TN	6.8	5.4	3.8	3.0	2.7	1.1	0.3	2.2	2.3	0.8	0.4	28.7	27.3	2.3	17.5	5.2
TX	2.1	1.9	1.1	0.7	0.1	0.2	0.2	—	—	—	0.6	6.8	1.4	324.3	nm	354.1
UT	2.4	1.3	1.4	—	0.2	0.4	0.1	0.6	0.2	—	0.3	7.0	7.8	(18.0)	212.5	(9.7)
VT	1.0	0.8	0.7	2.0	0.2	0.3	—	0.1	0.1	0.1	0.1	5.4	5.8	(6.7)	(3.4)	(6.9)
VA	9.5	7.1	5.3	5.5	1.4	1.5	0.4	2.1	1.7	0.6	0.5	35.4	35.5	(2.2)	7.7	(0.4)
WA	0.5	0.4	0.4	—	—	—	—	—	—	—	0.1	1.5	0.8	62.5	nm	69.3
WV	1.6	1.1	1.1	0.4	0.6	0.1	0.1	—	0.1	0.1	0.3	5.4	6.2	(15.9)	(19.5)	(13.3)
WI	7.2	4.6	3.3	9.2	1.0	0.7	0.5	1.8	1.5	0.8	0.2	30.7	32.6	(7.8)	6.3	(6.1)
WY	—	—	—	—	—	0.1	—	—	—	—	—	0.1	0.2	(50.3)	9.7	(46.4)
All Other	0.7	0.6	0.7	1.2	—	0.3	—	—	—	—	—	3.6	4.7	(12.3)	16.1	(12.2)
Total	$196.5	$143.8	$103.4	$96.8	$40.9	$27.7	$9.3	$74.2	$64.5	$22.8	$13.2	$793.3	$815.5	(5.7)	6.8	(2.6)
Other Direct	—	0.3	—	0.8	—	—	—	—	(0.2)	—	—	0.9	1.8	(25.7)	(116.8)	(63.5)
Total Direct	$196.5	$144.1	$103.4	$97.6	$40.9	$27.7	$9.3	$74.2	$64.3	$22.8	$13.2	$794.2	$817.3	(5.7)	6.0	(2.8)

Surplus direct premiums written were $13.2 million and $7.6 million for the three months ended March 31, 2010 and 2009, respectively.
*Consolidated change consists of commercial lines, personal lines and E&S.
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Percentage changes are calculated based on whole dollar amounts.

2010 First-Quarter Supplement

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended									Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09		9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Commercial casualty:
Written premiums				$191	$156		$168	$171	$209		$379		$548		$704
Earned premiums				164	166		180	180	187		366		546		712
Loss and loss expenses ratio				58.3%	64.7%		45.0%	54.2%	55.2%		54.7%		51.5%		54.6%
Less catastrophe loss ratio				—	—		—	—	—		—		—		—
Loss and loss expenses excluding catastrophe loss ratio				58.3%	64.7%		45.0%	54.2%	55.2%		54.7%		51.5%		54.6%

Commercial property:
Written premiums				$129	$115		$124	$113	$132		$245		$370		$485
Earned premiums				121	122		122	120	121		241		362		485
Loss and loss expenses ratio				71.0%	34.9%		42.8%	88.3%	69.0%		78.6%		66.6%		58.6%
Less catastrophe loss ratio				8.3	(5.1)		0.6	23.5	7.4		15.4		10.4		6.6
Loss and loss expenses excluding catastrophe loss ratio				62.7%	40.0%		42.2%	64.8%	61.6%		63.2%		56.2%		52.1%

Commercial auto:
Written premiums				$103	$93		$92	$94	$110		$204		$296		$388
Earned premiums				95	98		99	98	99		197		296		394
Loss and loss expenses ratio				61.0%	69.3%		67.9%	62.5%	59.7%		61.1%		63.4%		64.9%
Less catastrophe loss ratio				(1.0)	0.4		(0.8)	3.3	(0.1)		1.6		0.8		0.7
Loss and loss expenses excluding catastrophe loss ratio				62.0%	68.9%		68.7%	59.2%	59.8%		59.5%		62.6%		64.2%

Workers' compensation:
Written premiums				$95	$71		$69	$79	$104		$183		$252		$323
Earned premiums				74	74		82	88	83		171		253		326
Loss and loss expenses ratio				91.4%	137.1%		110.2%	130.2%	117.5%		124.0%		119.5%		123.5%
Less catastrophe loss ratio				—	—		—	—	—		—		—		—
Loss and loss expenses excluding catastrophe loss ratio				91.4%	137.1%		110.2%	130.2%	117.5%		124.0%		119.5%		123.5%

Specialty package:
Written premiums				$39	$37		$38	$35	$38		$73		$110		$148
Earned premiums				37	37		37	37	35		72		110		147
Loss and loss expenses ratio				89.0%	40.5%		33.5%	114.3%	96.0%		105.4%		81.0%		70.6%
Less catastrophe loss ratio				1.1	(10.2)		(18.2)	68.8	13.7		41.9		21.5		13.4
Loss and loss expenses excluding catastrophe loss ratio				87.9%	50.7%		51.7%	45.5%	82.3%		63.5%		59.5%		57.2%

Surety and executive risk:
Written premiums				$23	$23		$28	$25	$25		$50		$78		$101
Earned premiums				24	27		27	25	25		50		77		104
Loss and loss expenses ratio				51.1%	95.7%		85.6%	67.0%	30.3%		48.8%		61.7%		70.5%
Less catastrophe loss ratio				—	—		—	—	—		—		—		—
Loss and loss expenses excluding catastrophe loss ratio				51.1%	95.7%		85.6%	67.0%	30.3%		48.8%		61.7%		70.5%

Machinery and equipment:
Written premiums				$8	$8		$9	$7	$8		$15		$24		$32
Earned premiums				8	8		8	8	7		15		23		31
Loss and loss expense ratio				6.1%	(47.6	) %	38.4%	39.7%	59.3%		49.3%		45.6%		21.6%
Less catastrophe loss ratio				(1.0)	(3.5)		(0.1)	1.2	4.5		2.8		1.8		0.5
Loss and loss expense excluding catastrophe loss ratio				7.1%	(44.1	) %	38.5%	38.5%	54.8%		46.5%		43.8%		21.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2010 First-Quarter Supplement

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	6/30/10	6/30/09	9/30/10	9/30/09	12/31/10	12/31/09
Personal auto:
Written premiums				$73	$77	$90	$89	$68		$157		$246		$324
Earned premiums				81	80	80	80	79		159		239		319
Loss and loss expenses ratio				58.2%	71.8%	64.9%	75.7%	63.6%		69.7%		68.1%		69.0%
Less catastrophe loss ratio				(0.1)	(0.8)	0.6	3.1	0.3		1.7		1.4		0.8
Loss and loss expenses excluding catastrophe loss ratio				58.3%	72.6%	64.3%	72.6%	63.3%		68.0%		66.7%		68.2%

Homeowner:
Written premiums				$60	$68	$75	$76	$56		$132		$208		$275
Earned premiums				70	69	68	70	70		140		207		276
Loss and loss expenses ratio				76.0%	53.0%	96.4%	147.8%	132.9%		140.3%		126.0%		107.8%
Less catastrophe loss ratio				6.9	(2.6)	18.0	77.6	51.5		64.5		49.4		36.4
Loss and loss expenses excluding catastrophe loss ratio				69.1%	55.6%	78.4%	70.2%	81.4%		75.8%		76.6%		71.4%

Other personal:
Written premiums				$22	$22	$25	$25	$21		$45		$70		$92
Earned premiums				23	23	22	22	22		44		67		90
Loss and loss expenses ratio				51.5%	33.8%	33.8%	42.6%	37.8%		40.2%		38.0%		36.9%
Less catastrophe loss ratio				2.8	0.5	3.4	18.7	11.0		14.8		11.0		8.3
Loss and loss expenses excluding catastrophe loss ratio				48.7%	33.3%	30.4%	23.9%	26.8%		25.4%		27.0%		28.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2010 First-Quarter Supplement

Cincinnati Insurance Group (Excludes CSU)
Loss and Loss Expense Analysis

(In millions)		Paid				Loss				Loss
	Paid	loss	Total	Case	IBNR	expense	Total	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at March 31, 2010
Commercial casualty	$96	$25	$121	$(22)	$(4)	$(12)	$(38)	$74	$(4)	$13	$83
Commercial property	60	11	71	12	(2)	—	10	72	(2)	11	81
Commercial auto	51	10	61	(3)	—	—	(3)	48	—	10	58
Workers' compensation	57	10	67	(3)	4	1	2	54	4	11	69
Specialty packages	18	4	22	11	(2)	1	10	29	(2)	5	32
Surety and executive risk	14	3	17	(8)	2	—	(6)	6	2	3	11
Machinery and equipment	1	—	1	(1)	—	—	(1)	—	—	—	—
Total commercial lines	297	63	360	(14)	(2)	(10)	(26)	283	(2)	53	334

Personal auto	49	8	57	(10)	—	—	(10)	39	—	8	47
Homeowners	43	7	50	4	(5)	—	(1)	47	(5)	7	49
Other personal	11	2	13	(3)	—	—	(3)	8	—	2	10
Total personal lines	103	17	120	(9)	(5)	—	(14)	94	(5)	17	106
Total property casualty group	$400	$80	$480	$(23)	$(7)	$(10)	$(40)	$377	$(7)	$70	$440

Ceded loss and loss expense incurred at March 31, 2010
Commercial casualty	$61	$—	$61	$(42)	$(13)	$(19)	$(74)	$19	$(13)	$(19)	$(13)
Commercial property	2	—	2	(4)	(3)	—	(7)	(2)	(3)	—	(5)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	(1)	—	—	(1)	2	—	—	2
Specialty packages	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Surety and executive risk	1	—	1	(3)	—	—	(3)	(2)	—	—	(2)
Machinery and equipment	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	67	—	67	(50)	(17)	(19)	(86)	17	(17)	(19)	(19)

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	—	—	—	—	(4)	—	(4)	—	(4)	—	(4)
Other personal	—	—	—	—	(2)	—	(2)	—	(2)	—	(2)
Total personal lines	—	—	—	—	(6)	—	(6)	—	(6)	—	(6)
Total property casualty group	$67	$—	$67	$(50)	$(23)	$(19)	$(92)	$17	$(23)	$(19)	$(25)

Net loss and loss expense incurred at March 31, 2010
Commercial casualty	$35	$25	$60	$20	$9	$7	$36	$55	$9	$32	$96
Commercial property	58	11	69	16	1	—	17	74	1	11	86
Commercial auto	51	10	61	(3)	—	—	(3)	48	—	10	58
Workers' compensation	54	10	64	(2)	4	1	3	52	4	11	67
Specialty packages	18	4	22	11	(1)	1	11	29	(1)	5	33
Surety and executive risk	13	3	16	(5)	2	—	(3)	8	2	3	13
Machinery and equipment	1	—	1	(1)	—	—	(1)	—	—	—	—
Total commercial lines	230	63	293	36	15	9	60	266	15	72	353

Personal auto	49	8	57	(10)	—	—	(10)	39	—	8	47
Homeowners	43	7	50	4	(1)	—	3	47	(1)	7	53
Other personal	11	2	13	(3)	2	—	(1)	8	2	2	12
Total personal lines	103	17	120	(9)	1	—	(8)	94	1	17	112
Total property casualty group	$333	$80	$413	$27	$16	$9	$52	$360	$16	$89	$465

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

2010 First-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended													Six months ended			Nine months ended			Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10		12/31/09		9/30/09		6/30/09		3/31/09		6/30/10	6/30/09		9/30/10	9/30/09		12/31/10	12/31/09
Premiums
Agency renewal written premiums				$682		$635		$669		$666		$695			$1,361			$2,030			$2,665
Agency new business written premiums				92		94		107		107		97			204			311			405
Other written premiums				(18)		(49)		(46)		(50)		(14)			(64)			(110)			(159)
Reported written premiums – statutory*				$756		$680		$730		$723		$778			$1,501			$2,231			$2,911
Unearned premium change				(48)		33		3		10		(46)			(36)			(33)			—
Earned premiums				$708		$713		$733		$733		$732			$1,465			$2,198			$2,911
Year over year change %
Agency renewal written premiums				(2	) %	(5	) %	(3	) %	(10	) %	(5	) %		(8	) %		(6	) %		(6	) %
Agency new business written premiums				(5)		(6)		15		7		28			17			16			10
Other written premiums				(29)		6		13		(4)		58			21			19			15
Reported written premiums – statutory*				(3)		(5)		0		(8)		0			(4)			(3)			(3)
Paid losses and loss expenses
Losses paid				$334		$381		$390		$412		$401			$813			$1,203			$1,584
Loss expenses paid				80		96		83		84		78			162			245			340
Loss and loss expenses paid				$414		$477		$473		$496		$479			$975			$1,448			$1,924
Statutory combined ratio
Loss ratio				54.3%		49.9%		50.2%		71.6%		62.5%			67.0%			61.4%			58.6%
Allocated loss expense ratio				6.0		7.4		6.1		6.7		4.9			5.8			5.9			6.3
Unallocated loss expense ratio				6.7		7.7		6.4		6.3		6.8			6.6			6.5			6.8
Net underwriting expense ratio				34.1		34.1		34.2		32.0		30.9			31.4			32.4			32.7
Statutory combined ratio				101.1%		99.1%		96.9%		116.6%		105.1%			110.8%			106.2%			104.4%
Contribution from catastrophe losses				2.1		(1.7)		0.9		16.1		7.2			11.6			8.1			5.7
Statutory combined ratio excluding catastrophe losses				99.0%		100.8%		96.0%		100.5%		97.9%			99.2%			98.1%			98.7%
Commission expense ratio				18.4%		20.4%		20.1%		18.2%		17.7%			17.9%			18.7%			19.0%
Other expense ratio				15.7		13.7		14.1		13.8		13.2			13.5			13.7			13.7
Statutory expense ratio				34.1%		34.1%		34.2%		32.0%		30.9%			31.4%			32.4%			32.7%
GAAP combined ratio
GAAP combined ratio				102.6%		98.6%		95.1%		116.6%		107.5%			112.1%			106.4%			104.5%
Contribution from catastrophe losses				2.1		(1.7)		0.9		16.1		7.2			11.6			8.1			5.7
GAAP combined ratio excluding catastrophe losses				100.5%		100.3%		94.2%		100.5%		100.3%			100.5%			98.3%			98.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 First-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended													Six months ended			Nine months ended			Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10		12/31/09		9/30/09		6/30/09		3/31/09		6/30/10	6/30/09		9/30/10	9/30/09		12/31/10	12/31/09
Premiums
Agency renewal written premiums				$533		$478		$489		$488		$557			$1,045			$1,535			$2,013
Agency new business written premiums				66		67		76		79		76			155			231			298
Other written premiums				(11)		(42)		(37)		(43)		(7)			(51)			(88)			(130)
Reported written premiums – statutory*				$588		$503		$528		$524		$626			$1,149			$1,678			$2,181
Unearned premium change				(65)		29		27		32		(69)			(37)			(11)			18
Earned premiums				$523		$532		$555		$556		$557			$1,112			$1,667			$2,199
Year over year change %
Agency renewal written premiums				(4	) %	(7	) %	(3	) %	(12	) %	(5	) %		(8	) %		(7	) %		(7	) %
Agency new business written premiums				(13)		(19)		0		(9)		15			1			1			(4)
Other written premiums				(57)		7		10		(2)		76			30			21			17
Reported written premiums – statutory*				(6)		(9)		(2)		(12)		0			(6)			(5)			(6)
Paid losses and loss expenses
Losses paid				$230		$267		$267		$275		$271			$546			$813			$1,080
Loss expenses paid				63		76		66		67		60			126			192			268
Loss and loss expenses paid				$293		$343		$333		$342		$331			$672			$1,005			$1,348
Statutory combined ratio
Loss ratio				53.8%		50.2%		46.2%		66.0%		57.6%			61.8%			56.7%			55.1%
Allocated loss expense ratio				7.1		8.7		7.1		7.8		5.8			6.8			6.9			7.3
Unallocated loss expense ratio				6.6		7.9		6.0		5.7		6.4			6.0			6.0			6.5
Net underwriting expense ratio				31.9		35.1		35.6		32.5		29.2			30.8			32.2			32.9
Statutory combined ratio				99.3%		102.0%		94.9%		112.0%		99.0%			105.4%			101.8%			101.8%
Contribution from catastrophe losses				1.8		(1.8)		(1.2)		10.2		2.5			6.4			3.8			2.5
Statutory combined ratio excluding catastrophe losses				97.5%		103.8%		96.1%		101.8%		96.5%			99.0%			98.0%			99.3%
Commission expense ratio				17.2%		20.0%		20.3%		18.1%		16.4%			17.2%			18.2%			18.6%
Other expense ratio				14.7		15.1		15.3		14.4		12.8			13.5			14.0			14.3
Statutory expense ratio				31.9%		35.1%		35.6%		32.5%		29.2%			30.7%			32.2%			32.9%
GAAP combined ratio
GAAP combined ratio				102.1%		100.8%		92.4%		110.9%		102.2%			106.6%			101.9%			101.6%
Contribution from catastrophe losses				1.8		(1.8)		(1.2)		10.2		2.5			6.4			3.8			2.5
GAAP combined ratio excluding catastrophe losses				100.3%		102.6%		93.6%		100.7%		99.7%			100.2%			98.1%			99.1%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 First-Quarter Supplement

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended												Six months ended			Nine months ended			Twelve months ended
	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09		9/30/09		6/30/09		3/31/09		6/30/10	6/30/09		9/30/10	9/30/09		12/31/10	12/31/09
Premiums
Agency renewal written premiums				$143	$153		$177		$176		$137			$313			$490			$642
Agency new business written premiums				18	20		21		19		14			34			55			75
Other written premiums				(6)	(6)		(8)		(5)		(6)			(13)			(21)			(26)
Reported written premiums – statutory*				$155	$167		$190		$190		$145			$334			$524			$691
Unearned premium change				19	5		(20)		(18)		26			9			(11)			(6)
Earned premiums				$174	$172		$170		$172		$171			$343			$513			$685
Year over year change %
Agency renewal written premiums				4%	(2	) %	(4	) %	(5	) %	(6	) %		(6	) %		(5	) %		(4	) %
Agency new business written premiums				29	82		91		90		75			79			83			79
Other written premiums				0	25		33		0		(50)			(30)			5			10
Reported written premiums – statutory*				7	5		3		(1)		(3)			(2)			0			1
Paid losses and loss expenses
Losses paid				$103	$112		$121		$137		$130			$267			$389			$501
Loss expenses paid				17	19		18		18		18			35			52			71
Loss and loss expenses paid				$120	$131		$139		$155		$148			$302			$441			$572
Statutory combined ratio
Loss ratio				55.3%	49.4%		63.1%		90.1%		78.3%			84.2%			77.1%			70.2%
Allocated loss expense ratio				1.9	2.7		2.4		2.4		1.9			2.2			2.2			2.4
Unallocated loss expense ratio				7.2	7.1		7.8		8.2		8.3			8.3			8.1			7.8
Net underwriting expense ratio				42.1	30.2		29.5		29.8		35.4			32.1			31.2			31.0
Statutory combined ratio				106.5%	89.4%		102.8%		130.5%		123.9%			126.8%			118.7%			111.4%
Contribution from catastrophe losses				3.0	(1.4)		7.9		35.4		22.6			29.0			22.0			16.1
Statutory combined ratio excluding catastrophe losses				103.5%	90.8%		94.9%		95.1%		101.3%			97.8%			96.7%			95.3%
Commission expense ratio				22.4%	20.9%		19.1%		18.0%		22.5%			20.0%			19.6%			20.0%
Other expense ratio				19.7	9.3		10.4		11.7		12.9			12.2			11.6			11.0
Statutory expense ratio				42.1%	30.2%		29.5%		29.7%		35.4%			32.2%			31.2%			31.0%
GAAP combined ratio
GAAP combined ratio				102.5%	90.9%		102.3%		133.2%		120.7%			126.9%			118.7%			111.8%
Contribution from catastrophe losses				3.0	(1.4)		7.9		35.4		22.6			29.0			22.0			16.1
GAAP combined ratio excluding catastrophe losses				99.5%	92.3%		94.4%		97.8%		98.1%			97.9%			96.7%			95.7%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
 *nm - Not meaningful
 * Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 First-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2010	2009	Change	% Change

Net premiums written	$104	$48	$56	115
Net investment income	33	30	3	12
Amortization of interest maintenance reserve	(1)	(2)	1	59
Commissions and expense allowances on reinsurance ceded	2	2	—	(10)
Income from fees associated with Separate Accounts	1	1	—	(14)
Total revenues	$139	$79	$60	76

Death benefits and matured endowments	$13	$17	$(4)	(25)
Annuity benefits	9	10	(1)	(4)
Disability benefits and benefits under accident and health contracts	1	—	1	nm
Surrender benefits and group conversions	5	5	—	1
Interest and adjustments on deposit-type contract funds	3	3	—	(8)
Increase in aggregate reserves for life and accident and health contracts	84	28	56	205
Total benefit expenses	$115	$63	$52	82

Commissions	$12	$8	$4	43
General insurance expenses and taxes	10	9	1	11
Increase in loading on deferred and uncollected premiums	(1)	—	(1)	nm
Net transfers from Separate Accounts	—	(2)	2	nm
Total operating expenses	$21	$15	$6	41

Federal and foreign income tax benefit	(4)	(3)	(1)	(19)

Net gain from operations before realized capital gains or (losses)	$7	$4	$3	64

Net realized gains or (losses) net of capital gains tax	2	(6)	8	nm

Net income (loss) (statutory)	$9	$(2)	$11	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2010 First-Quarter Supplement